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                                                                   EXHIBIT 10.17


                              EXECUTIVE AGREEMENT
                              -------------------

       EXECUTIVE AGREEMENT dated as of August __, 1996 among Diagnostics Holding, Inc., a Delaware corporation (the "Company"), and
                                       ____________
("Executive").
  ---------

     Pursuant to the Company's 1996 Executive Stock Purchase and Option Plan (the "1996 Plan"), the Company and Executive desire to enter into an agreement
      ---------
pursuant to which Executive will purchase, and the Company will sell, _____ shares of Class L Common and _____ shares of Common. In addition, the Company desires to grant to Executive options to acquire ____ shares of Common, which options shall be divided into three grants, two grants for ____ shares of Common which will be based on performance targets and will have different exercise prices (the "Target Options") and one grant for _____ shares of Common which
             --------------
will be subject to time vesting (the "Time Option").  The Target Options and the
                                      -----------
Time Option are hereinafter referred to individually as an "Option" and
                                                            ------
collectively as the "Options".  All shares of Common Stock now or hereafter
                     -------
acquired by Executive pursuant to the 1996 Plan are referred to herein as the

"Executive Stock."
----------------

     The parties hereto agree as follows:

                          STOCK AND OPTION PROVISIONS

1.   PURCHASE AND SALE OF STOCK.
     --------------------------

     a. Upon execution of this Agreement, Executive will purchase, and the Company will sell, ______ shares of Class L Common at a price of $44.00 per share and ______ shares of Common at a price of $4.00 per share (collectively, the "Purchased Stock"). The Company will deliver to Executive a copy of, and a
     ---------------
receipt for, the certificate representing such Class L Common and such Common, and Executive will deliver to the Company a certified check or wire transfer of funds in the amount of $_____. Such shares of Class L Common and Common shall be fully vested immediately upon issuance.

     b.  83(b) Election.  Within 30 days after the date hereof, Executive will
         --------------
make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder.
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     c.  Representations and Warranties.  In connection with the purchase and
         ------------------------------
sale of the Purchase Stock hereunder, Executive represents and warrants to the Company that:

     (i) The Purchased Stock to be acquired by Executive pursuant to this Agreement will be acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws, and
                       --------
the Purchased Stock will not be disposed of in contravention of the 1933 Act or any applicable state securities laws.

     (ii) Executive [IS AN EXECUTIVE OFFICER OF THE COMPANY/1/,] is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Purchase Stock.

     (iii) Executive is able to bear the economic risk of his investment in the Purchase Stock for an indefinite period of time because the Purchased Stock has not been registered under the 1933 Act and, therefore, cannot be sold unless subsequently registered under the 1933 Act or an exemption from such registration is available.

     (iv) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Purchased Stock and has had full access to such other information concerning the Company and its Subsidiaries as he has requested.

     (v) This Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

     d.  Acknowledgment.  As an inducement to the Company to sell the Purchased
         --------------
Stock to Executive, as a condition thereto, Executive acknowledges and agrees that neither the issuance of the Purchased Stock to Executive nor any provision contained herein shall entitle Executive to
----------------------
/1/ To be included only where executive officer is purchasing.

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remain in the employment of the Company and its Subsidiaries or affect the right of the Company to terminate Executive's employment at any time for any reason.

     e.  1996 Plan Acknowledgment.  The Company and Executive acknowledge and
         ------------------------
agree that this Agreement has been executed and delivered, and the Purchased Stock has been issued hereunder, in connection with and as part of the compensation and incentive arrangements between the Company and Executive.

2.   STOCK OPTIONS.
     -------------

     a.  Target Option Grants.  The Company hereby grants to Executive, pursuant
         --------------------
to the Plan, the Target Options to purchase (A) _______ shares of Common (the

"Tranche I Options"), with an exercise price of $7.00 (the "Tranche I Price"),
------------------                                          ---------------
and (B) _______ shares of Common (the "Tranche II Options") with an exercise
                                       ------------------
price of $16.00 the "Tranche II Price").  The shares issued upon exercise of the
                     ----------------
Tranche I Options or the Tranche II Options are referred to herein as the

("Target Option Shares").  The number of Target Option Shares, the Tranche I
----------------------
Price, and the Tranche II Price will be equitably adjusted for any stock split, stock dividend, reclassification or recapitalization of the Company which occurs subsequent to the date of this Agreement. The Target Options will expire (the "Expiration Date") on the earlier of the tenth anniversary of the date hereof or
----------------
the date of termination of Executive's employment with the Company or a Subsidiary for any reason (the "Termination Date"), provided that Executive will
                                ----------------
have 30 days after the Expiration Date to exercise the Target Options with respect to the Target Option Shares which are then exercisable pursuant to the terms of the 1996 Plan.

     b.  Time Option Grant.  The Company hereby grants to Executive, pursuant to
         -----------------
the Plan, the Time Option to purchase ______ shares of Common Stock ("Time
                                                                      ----
Option Shares"), at a price per share of $4.00 (the "Option Price").  The Option
-------------                                        ------------
Price and the number of Time Option Shares will be equitably adjusted for any stock split, stock dividend, reclassification or recapitalization of the Company which occurs subsequent to the date of this Agreement. The Time Option will expire on the Expiration Date, provided that Executive will have 30 days after the Expiration Date to exercise the Time Option with respect to the percentage of Time Option Shares as determined pursuant to the terms of the 1996 Plan.

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     c.  Securities Laws Restrictions.  Executive represents that when Executive
         ----------------------------
exercises the Options he will be purchasing Executive Stock for Executive's own account and not on behalf of others. Executive understands and acknowledges that federal and state securities laws govern and restrict Executive's right to offer, sell or otherwise dispose of any Executive Stock unless Executive's offer, sale or other disposition thereof is registered under the 1933 Act and state securities laws or, in the opinion of the Company's counsel, such offer, sale or other disposition is exempt from registration thereunder. Executive agrees that he will not offer, sell or otherwise dispose of any Executive Stock in any manner which would: (i) require the Company to file any registration statement (or similar filing under state law) with the Securities and Exchange Commission or to amend or supplement any such filing or (ii) violate or cause the Company to violate the 1933 Act, the rules and regulations promulgated thereunder or any other state or federal law. Executive further understands that the certificates for any Executive Stock Executive purchases will bear the legend set forth in paragraph 5 hereof or such other legends as the Company deems necessary or desirable in connection with the 1933 Act or other rules, regulations or laws.

     d.  Non-Transferability of Option.  The Options are personal to Executive
         -----------------------------
and are not transferable by Executive. Only Executive or his estate or heirs is entitled to exercise the Options.

3.   REPURCHASE OPTION.  In the event that Executive is no longer employed by
     -----------------
the Company or any of its Subsidiaries for any reason (the date of such termination being referred to herein as the "Termination Date"), the Executive
                                             ----------------
Stock, whether held by Executive, or one or more Permitted Transferees (as defined in paragraph 4 below), will be subject to repurchase by the Company and the Investors (solely at their option) pursuant to the terms and conditions set forth in the 1996 Plan (the "Repurchase Option").
                             -----------------

4.   RESTRICTIONS ON TRANSFER.
     ------------------------

     a.   Transfer of Executive Stock.  Without the express written consent of
          ---------------------------
the Company to transfers of Executive Stock in accordance with the terms of this Agreement, Executive will not sell, pledge or otherwise transfer any interest in any shares of Executive Stock, except pursuant to (i) the provisions of paragraphs 2, 3 and 7 hereof, (ii) the provisions of paragraph 4(b) below, (iii) pursuant to the Registration Agreement, dated as of December 20, 1994, as amended, among the Company and its stockholders or (iv) pursuant to the provisions of the 1996 Plan.

     b.   Certain Permitted Transfers.  The restrictions contained in this
          ---------------------------
paragraph 4 will not apply with respect to transfers of Executive Stock pursuant to applicable laws of descent and distribution, provided that the restrictions contained in this paragraph 4 will continue to be applicable to the Executive Stock after any such transfer and the transferees of such Executive Stock shall agree in writing to be bound by the provisions of this Agreement. Any transferee of Executive Stock pursuant to a transfer in accordance with the provisions of this subparagraph 4(b) is herein referred to as a "Permitted
                                                                 ---------
Transferee." Upon the transfer of Executive Stock pursuant to this paragraph
----------
4(b), the Permitted Transferee(s) will deliver a written notice (the "Transfer
                                                                      --------
Notice") to the Company.  The Transfer Notice will disclose in reasonable detail
------
the identity of the Permitted Transferee(s).

5.   ADDITIONAL RESTRICTIONS ON TRANSFER.
     -----------------------------------
     a. The certificates representing the Executive Stock will bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN EXECUTIVE AGREEMENT BETWEEN THE ISSUER (THE "COMPANY") AND A CERTAIN EMPLOYEE OF THE COMPANY DATED AS OF AUGUST ______, 1996, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

     b. No holder of Executive Stock may sell, transfer or dispose of any Executive Stock (except pursuant to an effective registration statement under the Securities Act of 1933) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company (which counsel shall be reasonably acceptable to the Company) that registration under the 1933 Act is not required in connection with such transfer.

6.        DEFINITION OF EXECUTIVE STOCK.  For all purposes of this Agreement,
          -----------------------------
Executive Stock will continue to be Executive Stock in the hands of any holder other than Executive (except for the Company and purchasers pursuant to an offering registered under the 1933 Act or purchasers pursuant to a Rule 144 transaction), and each such other holder of Executive Stock will succeed to all rights and obligations attributable to Executive as a holder of Executive Stock hereunder. Executive Stock will also include shares of the Company's capital stock issued with respect to shares of Executive Stock by way of a stock split, stock dividend or other recapitalization.

7.     SALE OF THE COMPANY.
       -------------------

     a. If the Board and the holders of a majority of the shares of Common Stock then outstanding approve a sale of all or substantially all of the Company's assets determined on a consolidated basis or a sale of all or substantially all of the Company's outstanding capital stock (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) to any Independent Third Party or group of Independent Third Parties (collectively an "Approved Sale"), each holder of Executive Stock will vote for, consent to
    -------------
and raise no objections against such Approved Sale. If the Approved Sale is structured as (i) a merger or consolidation, each holder of Executive Stock will waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) a sale of stock, each holder of Executive Stock will agree to sell all of his shares of Executive Stock and rights to acquire shares of Executive Stock on the terms and conditions approved by the Board and the holders of a majority of the Common Stock then outstanding. Each holder of Executive Stock will take all necessary or desirable actions in connection with the consummation of the Approved Sale as requested by the Company.

     b. The obligations of the holders of Common Stock with respect to the Approved Sale of the Company are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, each holder of Common Stock will receive the same form of consideration and the same portion of the aggregate consideration that such holders of Common Stock would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company's Certificate of Incorporation as in effect immediately prior to such Approved Sale; (ii) if any holders of a class of Common Stock are given an option as to the form and amount of consideration to be received, each holder of such class of Common Stock will be given the same option; and (iii) each holder of then currently exercisable rights to acquire shares of a class of Common Stock will be given an opportunity to exercise such rights prior to the consummation of the Approved Sale and participate in such sale as holders of such class of Common Stock.

     c. If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Executive Stock will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule
501) reasonably acceptable to the Company. If any holder of Executive Stock appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any holder of Executive Stock declines to appoint the purchaser representative designated by the Company such holder will appoint another purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.

     d. Executive and the other holders of Executive Stock (if any) will bear their pro-rata share (based upon the number of shares sold) of the costs of any sale of Executive Stock pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Common Stock and are not otherwise paid by the Company or the acquiring party. Costs incurred by Executive and the other holders of Executive Stock on their own behalf will not be considered costs of the transaction hereunder.

     e. The provisions of this paragraph 7 will terminate upon completion of the initial public offering of the Common Stock.

8.   PUBLIC OFFERING.  In the event that the Board and the holders of a majority
     ---------------
of the shares of Common Stock then outstanding approve an initial public offering and sale of Common Stock (a "Public Offering") pursuant to an effective
                                      ---------------
registration statement under the Securities Act of 1933, as amended, the holders of Executive Stock will take all necessary or desirable actions in connection with the consummation of the Public Offering. In the event that such Public Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the Common Stock structure will adversely affect the marketability of the offering, each holder of Executive Stock will consent to and vote for a recapitalization, reorganization and/or exchange of the Common Stock into securities that the managing underwriters, the Board and holders of a majority of the shares of Common Stock then outstanding find acceptable and will take all necessary or desirable actions in connection with the consummation of the recapitalization, reorganization and/or exchange.

9.   TERMINATION OF PROVISIONS RELATING TO EXECUTIVE STOCK. The provisions of
     -----------------------------------------------------
paragraphs 3 and 4, and the rights of Executive under paragraph 7 of the Plan, will terminate upon the first to occur of (i) an Approved Sale, or (ii) (A) the Company (or its successor as a result of merger, consolidation, reorganization or sale) becoming a reporting company under the Securities Exchange Act of 1934 as a result of the registration of its common equity securities thereunder and
(B) the Investors and their affiliates collectively ceasing to own at least 50% of the aggregate number of shares of Common Stock that they own on the date hereof (as adjusted for stock splits, stock dividends and recapitalization and for exchanges in connection with a merger, consolidation, reorganization or sale).

                            MISCELLANEOUS PROVISIONS
                            ------------------------

10.  NOTICES.  Any notice provided for in this Agreement must be in writing and
     -------
must be personally delivered, received by certified mail, return receipt requested, or sent by guaranteed overnight delivery service, to the Investors at the addresses indicated in the Company's records and to the other recipients at the address indicated below:

     To the Company:

          Diagnostics Holding Inc.
          c/o Bain Capital, Inc.
          Two Copley Place
          Boston, Massachusetts 02116
          Attn:     Mark Nunnelly
                    Stephen G. Pagliuca
                    Adam Kirsch

     To Executive:
               [TO COME]

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or mailed.

11.  SEVERABILITY.  Whenever possible, each provision of this Agreement will be
     ------------
interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

12.  COMPLETE AGREEMENT.  This Agreement embodies the complete agreement and
     ------------------
understanding among the parties and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

13.  COUNTERPARTS.  This Agreement may be executed in separate counterparts,
     ------------
each of which will be deemed to be an original and all of which taken together will constitute one and the same agreement.

14.  SUCCESSORS AND ASSIGNS.  This Agreement is intended to bind and inure to
     ----------------------
the benefit of and be enforceable by Executive, the Company, the Investors and their respective successors and assigns, provided that Executive may not assign any of his rights or obligations, except as expressly provided by the terms of this Agreement.

15.  GOVERNING LAW.  The corporate law of Delaware will govern all issues
     -------------
concerning the relative rights of the Company and its stockholders. All other issues concerning the enforceability, validity and binding effect of this Agreement will be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Illinois.

16.  REMEDIES.  The parties hereto agree and acknowledge that money damages may
     --------
not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

17.  EFFECT OF TRANSFERS IN VIOLATION OF AGREEMENT.  The Company will not be
     ---------------------------------------------
required (a) to transfer on its books any shares of Executive Stock which have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares, to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares have been transferred in violation of this Agreement.

18.  AMENDMENTS AND WAIVERS.  Any provision of this Agreement may be amended or
     ----------------------
waived only with the prior written consent of the Company, Executive and the Investors who hold 70% of the Common Stock held by the Investors.

19.  THIRD PARTY BENEFICIARIES.  The parties hereto acknowledge and agree that
     -------------------------
the Investors are third party beneficiaries of this Agreement. This Agreement will inure to the benefit of and be enforceable by the Investors and their respective successors and assigns.

20.  DIAGNOSTICS HOLDING, INC. 1996 EXECUTIVE STOCK PURCHASE AND OPTION PLAN.
     -----------------------------------------------------------------------
The grant of Options and issuance of Executive Stock hereunder is pursuant to, and subject to all the terms and conditions of, the Company's 1996 Executive Stock Purchase and Option Plan (the "1996 Plan"), attached hereto as Exhibit A.
                                     ---------
Capitalized terms defined in the 1996 Plan and otherwise not defined herein are used herein as therein defined.

                 *          *          *          *          *

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     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.


                                    Diagnostics Holding, Inc.

                                    By:
                                        ______________________________

                                    Title:
                                           ___________________________


                                           ___________________________
                                           [Executive]

                                      -11-